POWER OF ATTORNEY

The undersigned Trustee of Papp Investment Trust, an Ohio business trust, hereby constitutes and appoints Eris S. Purple, Tina H. Bloom, Frank L. Newbauer and Wade R. Bridge, and each of them, attorneys for the undersigned and in his name, place and stead, to execute and file any amendments to the Trust’s registration statement, as required, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of April, 2011.

/s/ James K. Balllinger
James K. Ballinger

POWER OF ATTORNEY

The undersigned Trustee of Papp Investment Trust, an Ohio business trust, hereby constitutes and appoints Eris S. Purple, Tina H. Bloom, Frank L. Newbauer and Wade R. Bridge, and each of them, attorneys for the undersigned and in his name, place and stead, to execute and file any amendments to the Trust’s registration statement, as required, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of April, 2011.

/s/ Cynthia P. Hubiak
Cynthia P. Hubiak

POWER OF ATTORNEY

The undersigned Trustee of Papp Investment Trust, an Ohio business trust, hereby constitutes and appoints Eris S. Purple, Tina H. Bloom, Frank L. Newbauer and Wade R. Bridge, and each of them, attorneys for the undersigned and in his name, place and stead, to execute and file any amendments to the Trust’s registration statement, as required, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of April, 2011.

/s/ Carolyn P. O’Malley
Carolyn P. O’Malley

POWER OF ATTORNEY

The undersigned Trustee of Papp Investment Trust, an Ohio business trust, hereby constitutes and appoints Eris S. Purple, Tina H. Bloom, Frank L. Newbauer and Wade R. Bridge, and each of them, attorneys for the undersigned and in his name, place and stead, to execute and file any amendments to the Trust’s registration statement, as required, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of April, 2011.

/s/ Rosellen C. Papp
Rosellen C. Papp